EXECUTION COPY

ADMINISTRATIVE SERVICES AGREEMENT

THIS ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is made and entered into as of August 11, 2005, by and between Southern Star Central Corp., a Delaware corporation (“SSCC”), EFS-SSCC Holdings, LLC, a Delaware limited liability company (“Holdings”) (SSCC and Holdings collectively, the “Companies”), and EFS Services, LLC, a Delaware limited liability company (“Service Provider”).

RECITALS:

A.

The Companies desire to avail themselves of the experience, sources of information, advice, assistance, and certain facilities of, or available to, the Service Provider.

B.

The Service Provider is willing to make available to the Companies its experience, sources of information, advice, assistance, and certain facilities.

THEREFORE, in consideration of the premises and the covenants contained herein, the parties hereto agree as follows:

AGREEMENTS:

1.

Services.  The Service Provider hereby agrees to render, through one or more of its employees or through such third parties as the Service Provider may engage, such service arrangements as may from time to time become necessary, desirable or appropriate to the Companies, including (a) preparing financial statements, preparing tax filings, and engaging and maintaining the relationships with any accountants and independent auditors (b) establishing accounts for purposes of carrying out their duties under this Agreement, (c) maintaining checking and other banking accounts as set forth on Exhibit A, (d) making certain payments on behalf of the Companies from the Companies’ funds as set forth on Exhibit B and (e) making any other payments on behalf of the Companies from the Companies’ funds, provided that such other payments on behalf of SSCC are authorized by the Board of Directors of SSCC and that such other payments on behalf of Holdings are authorized by either the Board of Directors or both Managing Members of Holdings (collectively, the “Services”), and the Companies agree to utilize the Services of the Service Provider on the terms and conditions contained herein.  The Service Provider shall have the sole discretion and flexibility to choose which of its employees, agents and representatives and other third parties will render Services and when, subject to any reasonable request of the Companies, such Services will be rendered.  The Service Provider shall perform its functions and responsibilities at the authorization and direction of, and in accordance with the budget approved by, the Board of Directors or Management Committee of the Companies, provided that all payments of items 1, 2, and 5 of Exhibit B are hereby authorized.  For the avoidance of doubt, nothing contained in this Agreement shall be construed so as to consider the Service Provider as a lender to the Companies.

2.

Term.  The term of this Agreement shall continue until the date on which Aircraft Services Corporation, a Nevada corporation (“ASC”), its successors, or any of their respective affiliates shall cease to own beneficially, directly or indirectly, any of the securities of Holdings or its respective successors.

3.

Termination.  Notwithstanding Section 2 hereof, the Companies shall be entitled to terminate this Agreement upon the Service Provider’s material breach of its obligations under this Agreement, and the Service Provider’s failure to cure such breach within 60 days following receipt of notice from the Companies setting forth in reasonable detail the relevant conduct or failure.  To the exent the Operating Company Services Agreement entered into as of the date hereof by and among Southern Star Central Gas Pipeline, Inc., a Delaware corporation, Western Frontier Pipeline Company, L.L.C., a Delaware limited liability company, and the Service Provider, is terminated pursuant to Section 3 thereof, this Agreement shall terminate at the time such agreement is terminated.  For the avoidance of doubt, any termination of this Agreement shall be effective as to the Service Provider’s obligations hereunder to both SSCC and Holdings.

4.

Expenses.  The Service Provider shall be entitled to use the funds of the Companies or otherwise be reimbursed by the Companies for all expenditures reasonably incurred by or on behalf of the Service Provider for or in the performance of its obligations under this Agreement, including, without limitation, any expenditures incurred as a result of internal charges of the Service Provider or any of its affiliates, provided that such internal charges are at rates that are not in excess of those customarily charged by a third party (“Service Provider Expenses”).  Reimbursement payments shall be made monthly by the Companies to the Service Provider within five business days after receipt by the Companies of a statement (the “Monthly Expense Statement”) of the Service Provider’s reimbursable expenses for the preceding month.  All Monthly Expense Statements shall be subject to audit by the Companies during the term of this Agreement.

5.

Independent Relationship.  At all times during the term of this Agreement, the Service Provider is and shall be an independent contractor in providing the Services hereunder, with the sole right to supervise, manage, operate, control, and direct the performance incident to such Services.  Nothing contained in this Agreement shall be deemed or construed to create a partnership or joint venture, to create the relationships of employee/employer or principal/agent, or otherwise create any liability whatsoever as partners, joint venturers, employer, employee, principal, or agent for either the Companies or the Service Provider with respect to the indebtedness, liabilities, or obligations of each other or of any other person or entity.

6.

Liability of the Service Provider.  The Service Provider assumes no responsibility under this Agreement other than to perform the Services in good faith, and the Service Provider will not be responsible for any action of the Companies in following or declining to follow any advice or recommendation of the Service Provider.  The parties hereto recognize and agree that the effectiveness of the Services and the success of any actions undertaken by the Companies in response thereto are not guaranteed or warranted by the Service Provider in any respect whatsoever.

7.

Indemnification.  The Companies jointly and severally shall indemnify and hold harmless each of the Service Provider, its affiliates, and their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), if any,  employees, agents and representatives (the Service Provider, its affiliates, and such other specified persons being collectively referred to as “Indemnified Persons,” and individually as an “Indemnified Person”) from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including those arising out of an Indemnified Person’s negligence and reasonable fees and disbursements of the respective Indemnified Person’s counsel) which (a) are related to or arise out of (i) actions taken or omitted to be taken (including, without limitation, any untrue statements made or any statements omitted to be made) by any of the Companies or (ii) actions taken or omitted to be taken by an Indemnified Person with any Companies’ consent or in conformity with any Companies’ instructions or any Companies’ actions or omissions or (b) are otherwise related to or arise out of the Service Provider’s engagement, and will reimburse each Indemnified Person for all costs and expenses, including, without limitation, fees and disbursements of any Indemnified Person’s counsel, as they are incurred, in connection with investigating, preparing for, defending or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with the Service Provider’s acting pursuant to the Service Provider’s engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom.  None of the Companies will, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (b) of the preceding sentence that have resulted primarily from the Service Provider’s bad faith, gross negligence or willful misconduct.  The Companies also agree that neither the Service Provider nor any other Indemnified Person shall have any liability to the Companies for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages or expenses incurred by the Companies that have resulted primarily from the Service Provider’s bad faith, willful misfeasance, gross negligence, or reckless disregard of its duties.  The Companies further agree that neither of them will, without the prior written consent of the Service Provider, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of the Service Provider and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding.  EACH OF THE COMPANIES HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ANY CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF THE SERVICE PROVIDER OR ANY OTHER INDEMNIFIED PERSON.

The foregoing right to indemnity shall be in addition to any rights that the Service Provider and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement.  Each of the Companies hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this Agreement is brought against the Service Provider or any other Indemnified Person.

It is understood that, in connection with the Service Provider’s engagement, the Service Provider may also be engaged to act for the Companies in one or more additional capacities, and that the terms of this engagement or any such additional engagement(s) may be embodied in one or more separate written agreements.  This indemnification shall apply to the engagement specified in the first paragraph hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagements.

Each of the Companies further understands and agrees that if the Service Provider is asked to act for the Companies in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

8.

Confidential Information.  The Service Provider acknowledges that certain information which may be disclosed either directly or indirectly to the Service Provider by the Companies may be confidential, proprietary, and secret in character (the “Confidential Information”), and, in an effort to maintain the confidential, proprietary, and secret character thereof, Service Provider shall hold, in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, the Confidential Information, except to the extent that (a) such Confidential Information is or becomes generally available to the public (other than as a result of disclosure by the Service Provider) or, (b) the Service Provider can establish that such information: (i) was within its possession prior to its being furnished to the Service Provider by or on behalf of the Companies, (ii) became available to the Service Provider from a source other than the Companies, provided that such source is not known to the Service Provider to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Companies or any other party with respect to such information or (iii) is independently developed by the Service Provider without the use of any Confidential Information.

9.

Other Business Activities.  The Companies understand that the Service Provider may perform services for other entities similar to those performed hereunder.  Nothing in this Agreement shall restrict or limit the right of the Service Provider, the Companies, or their respective affiliates or associates to engage in whatever activities they choose, whether or not competitive with matters covered by this Agreement, and none of them shall, as a result of this Agreement, incur any obligation to offer any interest in such activities to any party hereto.

10.

Notices.  Notices, demands, payments, reports, and correspondence shall be addressed to either party hereto at the address for such party set forth below the signature of such party hereto or such other places as may from time to time be designated in writing to the other party.  Any notice given by personal delivery, by United States mail, facsimile, electronic mail, telegram or cable shall be effective upon receipt.

11.

Governing Law.  This Agreement is being executed and delivered and is intended to be performed in the State of New York and the substantive laws of such state shall govern the validity, construction, enforcement, and interpretation of the provisions hereof.

12.

Invalid Provisions.  If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provisions shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.  Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

13.

Counterparts.  This Agreement may be executed in a number of identical counterparts, each of which, for all purposes, is to be deemed an original, and all of which constitute, collectively, one Agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

14.

Amendment.  No modification or amendment of any of the terms, conditions, or provisions hereof may be made otherwise than by written agreement signed by the parties hereto.  It is mutually understood and agreed that this Agreement shall and hereby does terminate, cancel, and supersede any and all other negotiations, understandings, and written and verbal agreements relating to the subject matter hereof between the parties hereto, if any.

15.

Assignment.  This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (other than with respect to the rights and obligations of the Service Provider, which may be assigned to any one or more of its affiliates) by any of the parties without the prior written consent of the other parties; provided, further, that such consent of the other parties shall not be unreasonably withheld or delayed.

16.

Headings.  The various titles of the paragraphs, captions, headings, and arrangements herein are used solely for convenience, shall not be used for interpreting or construing any word, clause, paragraph, or subparagraph of this Agreement, and do not in any way affect, limit, amplify, or modify the terms hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been fully executed as of the date indicated above.

SOUTHERN STAR CENTRAL CORP.

	By:		/s/ Jerry L. Morris
Name: Jerry L. Morris
Title: Chief Executive Officer

Address: 4700 Highway 56 Owensboro, KY 42301 Phone: (270) 852-5000 Fax: (270) 852-5010

EFS-SSCC HOLDINGS, L.L.C.

By:	Aircraft Services Corporation
	By:		/s/ Simon Duncan
Name: Simon Duncan
Title: Vice President

By:	CDP Infrastructures Fund G.P.
	By:		Caisse de dépôt et placement du Québec, a General Partner

		By:	/s/ Bruno Guilmette
Name: Bruno Guilmette
Title: Director, Investments

		By:	Robert Côté
Name: Robert Côté
Title: Vice President, Legal Affairs,
Private Equity

By:	CDP Infrastructures Fund Inc., a General Partner

	By:		/s/ Bruno Guilmette
Name: Bruno Guilmette
Title: Attorney-in-Fact

	By:		Robert Côté
Name: Robert Côté
Title: Attorney-in-Fact

Address: Centre CDP Capital 1000, place Jean-Paul-Riopelle Montreal, Quebec H2Z 2B3 Attn: General Partner Phone: (514) 842-3261 Fax: (514) 847-2493

EFS SERVICES, LLC

	By:		Aircraft Services Corporation, its Sole Member
	By:		/s/ Simon Duncan
Name: Simon Duncan
Title: Vice President

Address: 120 Long Ridge Road Stamford, CT 06927 Attn: Manager of Operations Phone: (203) 357-3710 Fax: (203) 961-5861

EXHIBIT A

Party	Bank	Account Number
EFS-SSCC Holdings, LLC	Deutsche Bank	502 790 89
Southern Star Central Corp.	Mellon Bank	FNDFSSCC112

EXHIBIT B

1.

Scheduled payments required under debt obligations existing as of the date hereof.

2.

Consolidated group tax payments.

3.

Audit fees of independent accountants.

4.

Legal fees of outside counsel.

5.

Payment of the purchase price as contemplated under the Purchase Agreement, dated as of July 7, 2005, by and between AIG Highstar Capital, L.P., a Delaware limited partnership, and General Electric Capital Corporation, a Delaware corporation and any transaction costs and expenses consistent with the payments specified in Appendix I of the Amended and Restated Limited Liability Company Agreement of Holdings.